Key sources of estimation uncertainty and critical accounting judgments	6 Months Ended
Jun. 30, 2025
Accounting Estimates And Judgements [Abstract]
Key sources of estimation uncertainty and critical accounting judgments

5	Key sources of estimation uncertainty and critical accounting judgments
The preparation of financial statements under IFRS requires the Group to make estimates and judgments that affect the application of policies and reported amounts. Estimates and judgments are continually evaluated along with other factors including expectations of future events that are believed to be reasonable under the circumstances. Actual results may differ from these estimates.
Although these estimates and judgments made by the Company’s management were based on the best information available at June 30, 2025, it is possible that events which might take place in the future would require their adjustment in future periods.
Critical judgments
The Group decided to exit the US market in June 2025 following an assessment of its global priorities, the evolving regulatory landscape and the US unit's performance, resulting in significant impairment losses and an onerous provision being recognized.
It is not expected that there will be a significant reversal of the impairment losses, nor a significant change in the value of the onerous contracts recognized. Consequently, the Group has concluded that there are no critical judgments nor key sources of estimation uncertainty for the periods presented.
Please refer to note 10 for the details of the impairment reviews.